UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

(October 19, 2010)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2010, Cell Therapeutics, Inc. (the “Company”) entered into a letter agreement (the “Engagement Letter”) with Rodman & Renshaw, LLC, as placement agent (the “Placement Agent”), relating to a proposed offering of securities of the Company. A copy of the Engagement Letter is attached hereto as Exhibit 1.1 and incorporated herein by reference.

On October 19, 2010, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) between the Company and the purchasers thereunder (the “Purchasers”). A copy of the form of the Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. Pursuant to the Purchase Agreement, the Company agreed to issue to the Purchasers in a registered offering (i) an aggregate of 21,000 shares of the Company’s Series 7 Preferred Stock, no par value per share (such shares, the “Preferred Shares”), initially convertible into 56,756,756 shares of the Company’s common stock, no par value per share (the “Common Stock”), and (ii) warrants to purchase up to 22,702,704 shares of Common Stock (the “Warrants”), for an aggregate offering price of $21 million (the “Offering”). A copy of the form of the Series 7 Preferred Stock Certificate is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Each Warrant has an initial exercise price of $0.45 per share of Common Stock. The Warrants are exercisable six months and one day after the date of issuance and expire five years and one day from the date of issuance. A copy of the form of the Warrants is attached hereto as Exhibit 4.2 and incorporated herein by reference.

All Preferred Shares and Warrants, and the shares of Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrants, as the case may be, were offered and sold by the Company under its registration statement on Form S-3 (File No. 333-161442), as supplemented by the prospectus supplement dated October 19, 2010 and filed with the Securities and Exchange Commission on October 20, 2010.

The Purchasers have elected to convert all 21,000 of the Preferred Shares and to receive the 56,756,756 shares of Common Stock issuable upon such conversion at the closing. The Company closed the offering on October 22, 2010.

In addition, the Company issued warrants to purchase an aggregate of 1,135,135 shares of Common Stock to the Placement Agent as partial compensation for its services in connection with the Offering. The warrants to be issued to the Placement Agent have an initial exercise price of $0.46 per share of Common Stock and are otherwise substantially the same as the Warrants issued in the Offering. The issuance is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof.

The above descriptions of the Engagement Letter, the Purchase Agreement, and the Warrants are qualified in their entirety by reference to Exhibits 1.1, 10.1 and 4.2 attached hereto, respectively.

A copy of the opinion of Karr Tuttle Campbell related to the legality of the Preferred Shares and the Warrants, and the shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants, is attached hereto as Exhibit 5.1

Item 3.03 Material Modification to Rights of Security Holders.

On October 20, 2010, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Washington, establishing the Series 7 Preferred Stock. Each share of Series 7 Preferred Stock is entitled to a liquidation preference equal to the initial stated value of $1,000 per share of Series 7 Preferred Stock plus any accrued and unpaid dividends before any distribution of assets may be made to holders of capital stock ranking junior to the Series 7 Preferred Stock. The Series 7 Preferred Stock is not entitled to dividends except to share in any dividends actually paid on the Common Stock or any pari passu or junior securities. The Series 7 Preferred Stock is convertible into Common Stock, at the option of the holder, at an initial conversion price of $0.37 per share, subject to a 4.99% blocker provision. A holder of Series 7 Preferred Stock may elect to increase the blocker provision to 9.99% by providing the Company with 61 days’ prior notice. In addition, the Series 7 Preferred Stock will automatically convert into Common Stock on the first to occur of: (i) the one month anniversary of the original issuance date of the Series 7 Preferred Stock, (ii) the date on which 1,000 or less shares of Series 7 Preferred Stock remain outstanding or (iii) the date on which the

Company’s board of directors determines to do a reverse stock split with respect to the Company’s common stock for good faith business reasons. In the event of an automatic conversion, the blocker provision referred to above will increase to 19.99% with no further action by a holder. The Series 7 Preferred Stock has no voting rights except for limited protective provisions and except as is otherwise required by law. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The above description of the Articles of Amendment is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2010, the Company filed the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Articles of Amendment, which are effective as of October 22, 2010, establish and designate the Series 7 Preferred Stock and the rights, preferences and privileges thereof.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release, entitled “Cell Therapeutics, Inc. Announces Institutional Investors Purchase $21.0 Million of Preferred Stock and Warrants” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Letter Agreement, dated October 19, 2010, by and between Cell Therapeutics, Inc. and Rodman & Renshaw, LLC.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

4.1	Form of Series 7 Preferred Stock Certificate.

4.2	Form of Common Stock Purchase Warrant.

5.1	Opinion of Karr Tuttle Campbell.

10.1	Form of Securities Purchase Agreement.

99.1	Press Release, dated October 20, 2010 entitled “Cell Therapeutics, Inc. Announces Institutional Investors Purchase $21.0 Million of Preferred Stock and Warrants.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: October 22, 2010	By:	/S/ JAMES A. BIANCO, M.D.
James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Letter Agreement, dated October 19, 2010, by and between Cell Therapeutics, Inc. and Rodman & Renshaw, LLC.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

4.1	Form of Series 7 Preferred Stock Certificate.

4.2	Form of Common Stock Purchase Warrant.

5.1	Opinion of Karr Tuttle Campbell.

10.1	Form of Securities Purchase Agreement.

99.1	Press Release, dated October 20, 2010 entitled “Cell Therapeutics, Inc. Announces Institutional Investors Purchase $21.0 Million of Preferred Stock and Warrants.”